UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 28, 2006

             1-12955            JOURNAL REGISTER COMPANY         22-3498615
        (Commission File       (Exact name of Registrant        (IRS Employer
           Number)             as specified in its charter)  Identification No.)


                                    Delaware
          (State or other jurisdiction of incorporation of Registrants)

                             790 Township Line Road
                           Yardley, Pennsylvania 19067
  (Address of principal executive offices, including zip code, of Registrants)

                                  215-504-4200
              (Registrants' telephone number, including area code)

                              50 West State Street
                            Trenton, New Jersey 08608
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On August 28, 2006, Journal Register Company (the "Company") issued a press release announcing that it is exploring the possible sale of certain newspaper assets in Massachusetts and Rhode Island. A copy of the press release is attached and furnished (but not filed) as Exhibit 99.1 to this report and is incorporated herein by reference.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION. We make statements in the attached press release that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other important factors that could cause actual performance or achievements to be materially different from those we project. There is no assurance that we will be able to complete the sale discussed in the attached press release. For a full discussion of risks, uncertainties, and other important factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our Form 10-K under the forward-looking statements section. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits.

99.1     Press Release dated August 28, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JOURNAL REGISTER COMPANY
                                  (Registrant)

Date: August 28, 2006             By:       /s/ Julie A. Beck
                                  Name:     Julie A. Beck
                                  Title     Senior VP & Chief Financial Officer



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                                  Exhibit Index


Exhibit
Number      Description
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   99.1     Press Release dated August 28, 2006